UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2011

Kaiser Federal Financial Group, Inc.
(Exact Name of Registrant as Specified in its charter)

Maryland	001-34979	26-1500698
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1359 N. Grand Avenue, Covina, CA 91722
Address of principal executive offices

(626) 339-9663
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2011, the stockholders of Kaiser Federal Financial Group, Inc. (the “Company”) approved the Kaiser Federal Financial Group, Inc. 2011 Equity Incentive Plan, which provides for the grant of stock-based and other incentive awards to officers, employees and directors of the Company. A description of the material terms of the plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on November 21, 2011. A copy of the plan is being filed as Exhibit 10.1.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On December 22, 2011, the Company held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered the election of directors, the approval of the Company’s 2011 Equity Incentive Plan, the ratification of the independent registered public accounting firm, an advisory, non-binding resolution to approve executive compensation as described in the Proxy Statement and an advisory, non-binding proposal with respect to the frequency that stockholders will vote on the Company’s executive compensation.  A breakdown of the votes cast is set forth below.

1.	The election of directors	For	Withheld	Broker non-votes

	John H. Cochrane	7,359,188	119,125	961,681

	Donald R. Voss	7,359,967	118,346	961,681

2.	Approval of the Kaiser Federal Financial Group, Inc. 2011 Equity Incentive Plan.

	For	Against	Abstain	Broker non-votes

	6,231,128	876,606	370,579	961,681

3.	The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2012.

	For	Against	Abstain	Broker non-votes

	8,426,201	8,112	5,681	—

4.	An advisory, non-binding resolution to approve executive compensation as described in the Proxy Statement.

	For	Against	Abstain	Broker non-votes

	7,382,120	50,308	45,885	961,681

5.	An advisory, non-binding proposal with respect to the frequency that stockholders will vote on the Company’s executive compensation.

	One Year	Two-Year	Three-year	Abstain	Broker non-votes

	6,571,492	758,447	55,846	92,528	961,681

Item 9.01                      Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits.
10.1
Kaiser Federal Financial Group, Inc. 2011 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on November 21, 2011 (file no. 001-34979))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER FEDERAL FINANCIAL GROUP, INC.
DATE: December 23, 2011	By:	/s/ Dustin Luton
Dustin Luton
President and Chief Executive Officer
(Duly Authorized Representative)